UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia-Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Annual Report

December 31, 2007

Morgan Stanley

Asia-Pacific Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Asia-Pacific Fund, Inc.

Letter to Stockholders	Overview (unaudited)

Performance

For the year ended December 31, 2007, the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share (including reinvestment of distributions), of 28.11%, net of fees and 18.62%, respectively, compared to its benchmark which returned 14.85%. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia Pacific Free ex-Japan Net (together, the “Index”), with each index weighted equally. On December 31, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $20.14, representing a 15.4% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•

For the year, declining returns highlighted the weakness of the Tokyo market among major global stock exchanges. The MSCI Japan Index returned -4.23% in U.S. dollar terms, and -10.21% in local currency during the reporting period. The large-capitalization Tokyo Stock Price (TOPIX) Index fell by 12.22% during the 12-month period, while the smaller-capitalization JASDAQ and Mothers Indexes continued their declines, falling by 16.27% and 29.49% in local currency, respectively.

•

Supported primarily by Japan’s solid economic fundamentals, strength in global equity markets and the declining yen, the Japanese markets started the year with a sharp rally through February. However, Japan was no exception to the subsequent worldwide stock market declines that started in China. While global equity markets recovered after the correction, volatility continued to increase in the Japanese market as investors awaited the fiscal year 2006 results announcement season beginning in late April. By early July, the market began rising again, with buying focused on companies with strong earnings growth.

•

The market subsequently declined sharply in late July due to growing concerns over credit risks triggered by U.S. subprime mortgage problems. The Japanese yen moved higher into a range closer to 107 per U.S. dollar, resulting in declining share prices of exporters. The TOPIX Index broke below 1,500 in mid-August for the first time since July 2006. Japanese shares remained volatile partly due to the sudden resignation of Prime Minister Shinzo Abe on September 12th, which fed investor worries about the direction of Japanese politics. However, the market rebounded sharply starting in mid-September on the back of a higher-than-expected interest rate cut by the Federal Reserve together with a high approval rating for the new Fukuda administration and robust Asian stock markets. The market fell again in late October in reaction to a rising yen and a correction in the U.S. market triggered by concerns over the U.S. economic outlook. The market rebounded toward the end of the year as fears of a credit crunch and pressure on the U.S. dollar abated.

•

The best gains among Japan’s market sectors were in software and health care, while banks and semiconductors declined most for the period. The software and services sector was supported by an increase in the share price of a video game console company which makes up approximately half of the sector’s market capitalization. Bank stocks performed poorly due to growing concerns over their exposure to U.S. subprime loan problems. Large capitalization stocks generally outperformed smaller-capitalization companies.

•

In the fourth quarter and full calendar year of 2007, the Asia ex-Japan region outperformed developed regions, as represented by the MSCI EAFE Index and the MSCI World Index, respectively. Indexes in the broader Asia Pacific region posted double-digit gains for the fifth consecutive year, led primarily by gains in India and China, which rose by 73.1% and 66.2%, respectively. Their regional peers were not too far behind, as Indonesia (54.2%), Malaysia (46.1%), Thailand (46.1%), Hong Kong (41.2%), the Philippines (40.4%), Pakistan (37.8%), Korea (31.9%), and Singapore (28.4%) all gained sharply. Strong performance in the region dwarfed Taiwan’s 8.4% return, as that country’s large technology exposure suffered from its vulnerability to a weakening U.S. economy. The period was marked by a number of strong trends, including high oil prices, weak U.S. economic data, the subprime crisis, rising inflation, currency appreciation versus the U.S. dollar and central bank policy.

Management Strategies

•

Stock selection in Japan, China, Australia and Indonesia all contributed to performance. From a top-down perspective, country overweights in China, Indonesia and Singapore, as well as an underweight in Japan, also boosted returns.

Morgan Stanley Asia-Pacific Fund, Inc.

Letter to Stockholders (cont’d)	Overview (unaudited)

Management Strategies (cont’d)

•

The Japan portion of the portfolio outperformed the MSCI Japan Index for the period, due to positive sector allocation and stock selection. Specifically, a minimum exposure to banks was the main contributor to overall sector allocation. An overweight position in the capital goods sector also supported returns, as did stock selection in the technology hardware and equipment and software and services sectors. The chief contributor among stock picks for the period was a game console maker which benefited from strong sales of a portable game player and next-generation video game console. Other contributors included a manufacturer of industrial and home air conditioning systems which has enjoyed solid unit sales growth in China and Europe.

•

In the rest of Asia, the Fund’s overweight to Chinese shipping and coal companies and insurers contributed to performance. The Fund’s overweight exposure to Australian resource companies gave performance a further boost, though an underweight to the Australian market overall hindered returns. An underweight exposure to Hong Kong, particularly financials in that market, also hampered returns.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer
January 2008

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments	December 31, 2007

		Value
	Shares	(000)
Common Stocks (100.3%)
(Unless Otherwise Noted)
Australia (13.9%)
Airlines
Qantas Airways Ltd.	1,151,203	$ 5,477
Chemicals
Incitec Pivot Ltd.	42,762	4,376
Orica Ltd.	291,764	8,102
		12,478
Commercial Banks
Commonwealth Bank of Australia	99,397	5,134
National Australia Bank Ltd.	158,711	5,236
Westpac Banking Corp.	168,479	4,105
		14,475
Distributors
Alesco Corp., Ltd.	142,740	1,285
Diversified Telecommunication Services
Telstra Corp. Ltd.	931,328	3,822
Food & Staples Retailing
Wesfarmers Ltd.	92,096	3,263
Woolworths Ltd.	318,025	9,440
		12,703
Insurance
QBE Insurance Group Ltd.	190,714	5,557
Metals & Mining
Alumina Ltd.	796,001	4,410
BHP Billiton Ltd.	614,382	21,545
Onesteel Ltd.	534,120	2,872
Rio Tinto Ltd.	185,443	21,650
		50,477
Multiline Retail
Harvey Norman Holdings Ltd.	447,156	2,659
Oil, Gas & Consumable Fuels
Straits Resources Ltd.	661,911	3,805
		112,738
China (16.5%)
Automobiles
Dongfeng Motor Group Co., Ltd., ‘H’	6,903,000	4,818
Commercial Banks
Bank of China Ltd., ‘H’	8,278,000	3,944
China Construction Bank Corp., ‘H’	23,430,000	19,651
Industrial & Commercial Bank of China, ‘H’	12,145,000	8,633
		32,228
Electrical Equipment
Harbin Power Equipment, ‘H’	2,765,000	$ 8,778
Independent Power Producers & Energy Traders
China Resources Power Holdings Co.	1,828,000	6,206
Datang International Power Generation Co., Ltd., ‘H’	692,000	606
Huaneng Power International, Inc., ‘H’	3,684,000	3,843
		10,655
Industrial Conglomerates
Shanghai Industrial Holdings Ltd.	774,000	3,337
Insurance
China Life Insurance Co., Ltd.	105,000	534
Ping An Insurance Group Co. of China Ltd., ‘H’	1,039,000	11,022
		11,556
Marine
China COSCO Holdings Co., Ltd., ‘H’	5,002,550	13,650
Metals & Mining
Maanshan Iron & Steel, ‘H’	5,415,000	3,526
Oil, Gas & Consumable Fuels
China Coal Energy Co.	2,872,000	8,824
China Petroleum & Chemical Corp., ‘H’	3,852,000	5,729
		14,553
Real Estate
China Overseas Land & Investment Ltd.	216,000	443
Specialty Retail
Belle International Holdings Ltd.	174,000	261
GOME Electrical Appliances Holdings Ltd.	3,338,000	8,443
		8,704
Transportation Infrastructure
COSCO Pacific Ltd.	370,000	977
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	1,181,500	20,474
		133,699
Hong Kong (4.5%)
Airlines
Cathay Pacific Airways Ltd.	939,000	2,446
Commercial Banks
Bank of East Asia Ltd.	393,600	2,667
Diversified Financial Services
Hong Kong Exchanges & Clearing Ltd.	41,000	1,153

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

	Shares	Value (000)
Hong Kong (cont’d)
Industrial Conglomerates
Hutchison Whampoa Ltd.	117,000	$ 1,316
Real Estate
Cheung Kong Holdings Ltd.	192,000	3,499
Hongkong Land Holdings Ltd.	385,000	1,890
New World Development Ltd.	1,981,800	6,956
Wharf Holdings Ltd.	941,500	4,853
		17,198
Specialty Retail
Esprit Holdings Ltd.	615,000	9,039
Transportation Infrastructure
Hopewell Holdings	551,000	2,533
		36,352
India (2.5%)
Electrical Equipment
ABB Ltd.	180,000	6,886
Bharat Heavy Electricals Ltd.	206,474	13,485
		20,371
Indonesia (4.2%)
Automobiles
Astra International Tbk PT	1,619,500	4,662
Commercial Banks
Bank Central Asia Tbk PT	2,451,000	1,886
Bank Rakyat Indonesia Tbk PT	3,694,000	2,882
		4,768
Commercial Services & Supplies
Indofood Agri Resources Ltd.	(a)808,000	1,346
Construction Materials
Indocement Tunggal Prakarsa Tbk PT	1,669,000	1,447
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	3,620,500	3,915
Food Products
Astra Agro Lestari Tbk PT	1,417,000	4,195
Indofood Sukses Makmur Tbk PT	6,027,500	1,635
		5,830
Machinery
United Tractors Tbk PT	492,500	567
Metals & Mining
Indo Tambangraya Megah Tbk PT	(a)234,000	471
International Nickel Indonesia Tbk PT	298,500	3,037
		3,508
Oil, Gas & Consumable Fuels
Bumi Resources Tbk PT	7,222,000	$ 4,558
Tambang Batubara Bukit Asam Tbk PT	2,369,000	2,995
		7,553
		33,596
Japan (40.1%)
Auto Components
Toyoda Gosei Co., Ltd.	45,500	1,603
Automobiles
Nissan Motor Co., Ltd.	830,000	8,987
Suzuki Motor Corp.	242,100	7,281
Toyota Motor Corp.	196,700	10,587
Yamaha Motor Co., Ltd.	218,600	5,303
		32,158
Building Products
Daikin Industries Ltd.	167,700	9,363
Nippon Sheet Glass Co., Ltd.	518,000	2,606
Sanwa Holdings Corp.	444,000	2,193
		14,162
Chemicals
Daicel Chemical Industries Ltd.	733,000	4,380
Denki Kagaku Kogyo KK	945,000	4,080
Kaneka Corp.	563,000	4,673
Lintec Corp.	164,900	2,809
Mitsubishi Chemical Holdings Corp.	630,000	4,829
Nifco, Inc.	139,000	3,241
Shin-Etsu Polymer Co., Ltd.	248,600	1,762
Teijin Ltd.	932,000	3,984
Toyo Ink Manufacturing Co., Ltd.	498,000	1,709
		31,467
Commercial Services & Supplies
Dai Nippon Printing Co., Ltd.	294,000	4,283
Nissha Printing Co., Ltd.	56,600	2,228
		6,511
Computers & Peripherals
Fujitsu Ltd.	1,089,000	7,288
Mitsumi Electric Co., Ltd.	199,600	6,661
NEC Corp.	1,173,000	5,419
Toshiba Corp.	1,203,000	8,971
		28,339

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
Japan (Cont’d)
Construction & Engineering
Kyudenko Corp.	227,000	$ 1,153
Maeda Road Construction Co., Ltd.	176,000	1,410
Obayashi Corp.	654,000	3,295
Sanki Engineering Co., Ltd.	130,000	784
		6,642
Consumer Finance
Hitachi Capital Corp.	191,200	2,446
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	827	4,093
Electric Utilities
Tokyo Electric Power Co., Inc. (The)	72,600	1,881
Electrical Equipment
Furukawa Electric Co., Ltd.	932,000	3,603
Electronic Equipment & Instruments
FUJIFILM Holdings Corp.	153,600	6,511
Hitachi Ltd.	900,000	6,594
Kyocera Corp.	74,100	6,483
Ryosan Co., Ltd.	101,700	2,496
TDK Corp.	73,500	5,451
		27,535
Food & Staples Retailing
FamilyMart Co., Ltd.	134,700	4,210
Food Products
House Foods Corp.	115,200	1,935
Nippon Meat Packers, Inc.	300,000	3,022
		4,957
Household Durables
Casio Computer Co., Ltd.	348,900	4,061
Matsushita Electric Industrial Co., Ltd.	445,000	9,104
Rinnai Corp.	28,300	926
Sekisui Chemical Co., Ltd.	589,000	3,975
Sekisui House Ltd.	336,000	3,639
Sony Corp.	121,600	6,599
		28,304
Leisure Equipment & Products
Yamaha Corp.	214,900	4,904
Machinery
Amada Co., Ltd.	457,000	$ 4,028
Daifuku Co., Ltd.	330,000	4,680
Fuji Machine Manufacturing Co., Ltd.	120,400	2,612
Fujitec Co., Ltd.	193,000	1,118
Kurita Water Industries Ltd.	160,300	4,875
Minebea Co., Ltd.	575,000	3,676
Mitsubishi Heavy Industries Ltd.	1,428,000	6,111
Tsubakimoto Chain Co.	600,000	3,369
		30,469
Media
Toho Co., Ltd.	81,600	1,828
Metals & Mining
Mitsui Mining & Smelting Co., Ltd.	833,000	3,330
Nippon Steel Corp.	390,000	2,402
		5,732
Office Electronics
Canon, Inc.	208,400	9,522
Ricoh Co., Ltd.	443,000	8,148
		17,670
Pharmaceuticals
Astellas Pharmaceutical, Inc.	156,200	6,814
Daiichi Sankyo Co., Ltd.	270,700	8,317
Ono Pharmaceutical Co., Ltd.	100,200	4,687
		19,818
Road & Rail
East Japan Railway Co.	610	5,009
Semiconductors & Semiconductor Equipment
Rohm Co., Ltd.	57,600	5,013
Software
Nintendo Co., Ltd.	24,600	14,936
Textiles, Apparel & Luxury Goods
Nisshinbo Industries, Inc.	228,000	2,784
Trading Companies & Distributors
Hitachi High-Technologies Corp.	117,900	2,574
Marubeni Corp.	400,000	2,810
Mitsubishi Corp.	379,400	10,334
Nagase & Co., Ltd.	193,000	2,002
		17,720
		323,794
Malaysia (0.9%)
Construction & Engineering
IJM Corp. Bhd	487,250	1,262

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
Malaysia (cont’d)
Food Products
HAP Seng Plantations Holdings Bhd	(a)84,000	$ 81
IOI Corp. Bhd	1,812,950	4,212
Kuala Lumpur Kepong Bhd	378,500	1,979
		6,272
		7,534
Philippines (1.2%)
Diversified Financial Services
Ayala Corp.	240,460	3,252
Independent Power Producers & Energy Traders
PNOC Energy Development Corp.	6,644,000	1,047
Wireless Telecommunication Services
Philippines Long Distance Telephone Co.	74,820	5,728
		10,027
Singapore (2.6%)
Commercial Banks
Oversea-Chinese Banking Corp.	313,900	1,811
United Overseas Bank Ltd.	123,500	1,710
		3,521
Computers & Peripherals
Unisteel Technology Ltd.	158,625	185
Diversified Financial Services
Singapore Exchange Ltd.	44,000	402
Food Products
Wilmar International Ltd.	653,900	2,435
Marine
Cosco Corp. Singapore Ltd.	696,500	2,740
Real Estate
CapitaLand Ltd.	450,000	1,935
CDL Hospitality Trusts REIT	242,255	395
City Developments Ltd.	113,000	1,100
United Industrial Corp., Ltd.	3,562,000	6,784
		10,214
Transportation Infrastructure
CWT Ltd.	1,837,000	1,430
		20,927
South Korea (9.6%)
Airlines
Korean Air Lines Co., Ltd.	(a)33,197	2,684
Automobiles
Hyundai Motor Co.	(a)66,380	5,059
Beverages
Hite Brewery Co., Ltd.	(a)17,087	$ 2,593
Building Products
EnE System, Inc.	(a)124,244	961
Chemicals
LG Chemical Ltd.	(a)25,730	2,452
SSCP Co., Ltd.	(a)66,000	2,216
		4,668
Commercial Banks
Shinhan Financial Group Co., Ltd.	(a)69,153	3,968
Construction & Engineering
GS Engineering & Construction Corp.	(a)12,309	2,018
Samsung Engineering Co., Ltd.	(a)23,000	2,269
		4,287
Electronic Equipment & Instruments
LG.Philips LCD Co., Ltd.	(a)112,800	5,967
Household Durables
LG Electronics, Inc.	(a)39,979	4,211
Woongjin Coway Co., Ltd.	(a)102,560	3,304
		7,515
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	10,330	2,785
Internet Software & Services
NHN Corp.	(a)19,859	4,708
Machinery
Doosan Infracore Co., Ltd.	(a)43,160	1,356
Hyundai Heavy Industries	(a)11,405	5,308
Hyundai Mipo Dockyard	(a)8,627	2,609
		9,273
Marine
STX Pan Ocean Co., Ltd.	(a)1,755,000	4,383
Media
Cheil Communications, Inc.	(a)7,975	2,399
Metals & Mining
POSCO	5,320	3,220
Oil, Gas & Consumable Fuels
SK Energy Co., Ltd.	(a)15,932	3,064
Personal Products
Amorepacific Corp.	(a)1,579	1,190
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	6,537	3,842
Samsung Electronics Co., Ltd. (Preference)	8,738	3,963
		7,805

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
South Korea (cont’d)
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	(a)12,080	$ 666
		77,195
Taiwan (3.8%)
Chemicals
Formosa Plastics Corp.	1,221,000	3,409
Computers & Peripherals
Asustek Computer, Inc.	690,716	2,060
Foxconn Technology Co., Ltd.	377,700	3,047
InnoLux Display Corp.	359,000	1,204
InnoLux Display Corp. GDR	(a)23,237	158
Sunrex Technology Corp.	415,630	447
		6,916
Construction Materials
Taiwan Cement Corp.	1,644,000	2,258
Electronic Equipment & Instruments
AU Optronics Corp.	4,974,191	9,610
Tripod Technology Corp.	111,409	400
TXC Corp.	197,901	346
		10,356
Marine
Yang Ming Marine Transport Corp.	4,944,579	3,795
Semiconductors & Semiconductor Equipment
Epistar Corp.	531,000	2,261
Siliconware Precision Industries Co.	875,000	1,557
		3,818
		30,552
Thailand (0.5%)
Commercial Banks
Kasikornbank PCL (Foreign)	688,900	1,772
Household Durables
Land & Houses PCL (Foreign)	1,545,700	413
Oil, Gas & Consumable Fuels
Banpu PCL (Foreign)	900	11
Banpu PCL NVDR	149,500	1,749
		1,760
		3,945
TOTAL COMMON STOCKS
(Cost $578,593)		810,730
INVESTMENT COMPANY (1.8%)
India (1.8%)
Diversified Financial Services
Morgan Stanley Growth Fund
(Cost $1,593)	(a)(b)8,615,401	$ 14,144
RIGHTS (0.0%)
Hong Kong (0.0%)
Real Estate
Wharf Holdings Ltd., expiring 1/8/08
(Cost $@—)	(a)117,687	161
SHORT-TERM INVESTMENT (6.1%)
United States (6.1%)
Investment Company
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class
(Cost $49,633)	(b)49,632,500	49,633
TOTAL INVESTMENTS (108.2%) (Cost $629,819)		(c) 874,668
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.2%)		(66,116)
NET ASSETS (100%)		$808,552

(a)	Non-income producing security.
(b)	See Note G within the Notes to Financial Statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of the investments, $825,036,000 and 94.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

								Net
Currency					In			Unrealized
to					Exchange			Appreciation
Deliver			Value	Settlement	For		Value	(Depreciation)
(000)			(000)	Date	(000)		(000)	(000)
AUD		11,601	$10,187	1/3/08	USD	10,198	$10,198	$11
HKD		166	21	1/2/08	USD	21	21	@—
HKD		156	20	1/3/08	USD	20	20	@—
IDR		884,476	94	1/2/08	USD	94	94	@—
SGD		73	51	1/2/08	USD	50	50	(1)
SGD		2,029	1,409	1/3/08	USD	1,404	1,404	(5)
			$11,782				$11,787	$5
AUD	—	Australian Dollar
HKD	—	Hong Kong Dollar
IDR	—	Indonesia Rubiah
SGD	—	Singapore Dollar
USD	—	United States Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type,as a percentage of total investments.

*Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $578,593)	$810,891
Investments in Securities of Affiliated Issuers, at Value (Cost $51,226)	63,777
Total Investments in Securities, at Value (Cost $629,819)	874,668
Receivable for Investments Sold	17,709
Foreign Currency, at Value (Cost $348)	349
Dividends Receivable	214
Interest Receivable	75
Unrealized Appreciation on Foreign Currency Exchange Contracts	11
Tax Reclaim Receivable	6
Receivable from Affiliate	2
Other Assets	13
Total Assets	893,047
Liabilities:
Payable For:
Dividends Declared	82,852
Investment Advisory Fees	753
Investments Purchased	492
Custodian Fees	179
Administration Fees	20
Directors’ Fees and Expenses	@—
Unrealized Depreciation on Foreign Currency Exchange Contracts	6
Other Liabilities	193
Total Liabilities	84,495
Net Assets
Applicable to 33,972,491 Issued and Outstanding $0.01
Par Value Shares (200,000,000 Shares Authorized)	$808,552
Net Asset Value Per Share	$ 23.80
Net Assets Consist of:
Common Stock	$ 340
Paid-in Capital	554,766
Undistributed (Distributions in Excess of) Net Investment Income	(12,801)
Accumulated Net Realized Gain (Loss)	21,339
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	244,908
Net Assets	$808,552
@ Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income
Dividends from Securities of Unaffiliated Issuers (Net of $910 of Foreign Taxes Withheld)	$ 14,007
Dividends from Security of Affiliated Issuer	350
Interest from Securities of Unaffiliated Issuers	138
Total Investment Income	14,495
Expenses
Investment Advisory Fees (Note B)	8,234
Administration Fees (Note C)	659
Custodian Fees (Note D)	504
Professional Fees	163
Stockholder Servicing Agent Fees	51
Stockholder Reporting Expenses	37
Directors’ Fees and Expenses	12
Other Expenses	58
Total Expenses	9,718
Waiver of Administration Fees (Note C)	(435)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(7)
Expense Offset (Note D)	@—
Net Expenses	9,276
Net Investment Income (Loss)	5,219
Net Realized Gain (Loss) on:
Investments in Unaffiliated Issuers	121,317
Foreign Currency Transactions	(83)
Net Realized Gain (Loss)	121,234
Change in Unrealized Appreciation (Depreciation) on:
Investments	56,372
Foreign Currency Translations	57
Change in Unrealized Appreciation (Depreciation)	56,429
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	177,663
Net Increase (Decrease) in Net Assets Resulting from Operations	$182,882
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 5,219	$ 4,614
Net Realized Gain (Loss)	121,234	92,112
Change in Unrealized Appreciation (Depreciation)	56,429	37,793
Net Increase (Decrease) in Net Assets Resulting from Operations	182,882	134,519
Distributions from and/or in Excess of:
Net Investment Income	(15,594)	(8,341)
Net Realized Gain	(69,409)	—
Total Distributions	(85,003)	(8,341)
Capital Share Transactions:
Repurchase of Shares (1,287,752 and 278,016 shares, respectively)	(26,799)	(4,544)
Total Increase (Decrease)	71,080	121,634
Net Assets:
Beginning of Period	737,472	615,838
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(12,801) and $(8,339), respectively)	$808,552	$737,472

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.92	$17.33	$14.58	$12.29	$8.57
Net Investment Income (Loss)†	0.15	0.13	0.11	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	5.15	3.69	2.81	2.31	3.75
Total from Investment Operations	5.30	3.82	2.92	2.40	3.80
Distributions from and/or in Excess of:
Net Investment Income	(0.46)	(0.24)	(0.18)	(0.11)	(0.09)
Net Realized Gain	(2.04)	—	—	—	—
Total Distributions	(2.50)	(0.24)	(0.18)	(0.11)	(0.09)
Anti-Dilutive Effect of Share Repurchase Program	0.08	0.01	0.01	0.00 #	0.01
Net Asset Value, End of Period	$23.80	$20.92	$17.33	$14.58	$12.29
Per Share Market Value, End of Period	$20.14	$19.11	$15.53	$12.81	$10.85
TOTAL INVESTMENT RETURN:
Market Value	18.62%	24.62%	22.58%	19.06%	51.87%
Net Asset Value (1)	28.11%	22.27%	20.11%	19.63%	44.48%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$808,552	$737,472	$615,838	$520,127	$439,774
Ratio of Expenses to Average Net Assets(2)	1.13%+	1.16%	1.17%	1.18%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.63%+	0.69%	0.73%	0.66%	0.51%
Portfolio Turnover Rate	48%	43%	28%	25%	34%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.18%+	1.21%	1.22%	1.19%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%+	0.64%	0.68%	0.65%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
#	Amount is less than $0.05 per share.
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements	December 31, 2007

The Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities.

A.   Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation:    Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2007, the Fund did not have any outstanding repurchase agreements.

3.                Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•     investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•     investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.                Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading:    Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.                New Accounting Pronouncement:    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

6.                Other:    Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.   Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.   Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Effective July 1, 2007 the Administration Agreement has been amended to 0.08% of the Fund’s average weekly net assets. Prior to July 1, 2007, under the Administration Agreement, the administration fee was 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2007, approximately $435,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.   Custodian Fees:    JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as ‘‘Expense Offset” on the Statement of Operations.

E.   Federal Income Taxes:    It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 was as follows:

2007 Distributions Paid From: (000)		2006 Distributions Paid From: (000)
	Long-Term		Long-Term
Ordinary Income	Capital Gain	Ordinary Income	Capital Gain
$14,775	$70,228	$8,341	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to basis adjustments on certain equity securities designated as issued by passive foreign invement companies and foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$5,913	$(5,913)	$@—

@  Amount is less than $500.

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$ —	$21,826

At December 31, 2007, the U.S. Federal income tax cost basis of investments was approximately $643,102,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $231,566,000 of which $256,119,000 related to appreciated securities and $24,553,000 related to depreciated securities.

During the year ended December 31, 2007, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $24,189,000.

F.   Contractual Obligations:    The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.   Security Transactions and Transactions with Affiliates:    The Fund invests in Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $1,592,902.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend income (000)	Market Value December 31, 2007 (000)
$8,380	$ —	$ —	$ —	$14,144

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $7,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend income (000)	Market Value December 31, 2007 (000)

$ —	$121,393	$71,760	$350	$49,633

During the year ended December 31, 2007, the Fund made purchases and sales totaling approximately $394,066,000 and $472,944,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended December 31, 2007, the Fund incurred approximately $112,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

Additionally, during the year ended December 31, 2007, the Fund paid approximately $10,000 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H.   Other:    On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the year ended December 31, 2007, the Fund repurchased 1,287,752 of its shares at an average discount of 14.06% from net asset value per share. Since the inception of the program, the Fund has repurchased 16,963,200 of its shares at an average discount of 19.18% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010, 1 (800) 231-2608.

On December 14, 2007, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.3957 per share, derived from net investment income, and $2.0431 per share, derived from capital gains, payable on January 7, 2008, to stockholders of record on December 21, 2007.

I.   Supplemental Proxy Information (unaudited):    On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold

Frank L. Bowman	18,067,267	453,505
James F. Higgins	18,094,295	426,477
Manuel H. Johnson	18,060,952	459,820

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2007.

The Fund designated and paid $70,228,000 as long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended December 31, 2007.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $11,229,000 as taxable at this lower rate.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

The Fund intends to pass through foreign tax credits of $710,000, and has derived net income from sources within foreign countries amounting to $14,955,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/ msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim.  This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm	December 31, 2007

To the Stockholders and Board of Directors of
Morgan Stanley Asia-Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (unaudited)	December 31, 2007

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on August 8, 2007.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Institutional Closed-End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds.  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders.  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•          We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•          We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•          We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•          We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•          If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Institutional Closed-End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Asia-Pacific Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Officers	Secretary
Michael E. Nugent
Chairman of the Board and
Director

Ronald E. Robison
President and Principal
Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CEAPFANN IU08-00732I-Y12/07

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$64,400		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$3,100	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$3,100		$1,002,090

Total	$67,500		$1,002,090

2006

	Registrant		Covered Entities(1)
Audit Fees	$62,500		N/A

Non-Audit Fees
Audit-Related Fees	$		$756,000	(2)
Tax Fees	$3,000	(3)	$79,422	(6)
All Other Fees	$		$531,708	(7)
Total Non-Audit Fees	$3,000		$1,367,130

Total	$65,500		$1,367,130

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC

Entities and consulting services for the Van Kampen Funds.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC

Entities.

(7)   All Other Fees represent attestation services provided in

connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit

1              This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the

Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

POLICY APPROVED MARCH 15, 2007

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.            Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports.

•                  General updating/corrective amendments to the charter.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.               Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.               We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.               We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.                 We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.               Board independence:  We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.               Board diversity:  We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.               Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.               Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.               Cumulative voting:  We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.               Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.               Director retirement age:  Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.               Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.            Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.               We generally support the following:

•                  Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•                  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•                  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•                  Proposals to authorize share repurchase plans.

•                  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Proposals to effect stock splits.

•                  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Proposals for higher dividend payouts.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•                  Proposals to create “blank check” preferred stock.

•                  Proposals relating to changes in capitalization by 100% or more.

E.                     Takeover Defenses and Shareholder Rights

1.               Shareholder rights plans:  We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F.                     Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.                    Executive and Director Remuneration.

1.               We generally support the following proposals:

•                  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.               Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.               Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.               Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                                                    Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                                                         Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                   ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.                    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.                    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.                    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets and Japanese Equity teams.  The teams consist of portfolio managers and analysts.  The members of the teams jointly and primarily responsible for the day-to-day operation of the Fund are John R. Alkire, Kunihiko Sugio and James Cheng, each a Managing Director of the Sub-Adviser.  Mr Alkire has been associated with the Sub-Adviser in an investment management capacity since June 1981 and joined the team managing the Fund at its inception in August 1994.  Mr. Sugio has been associated with the Sub-Adviser in an investment management capacity since December 1993 and joined the team managing the Fund at its inception in August 1994.  Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in July 2006.  Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management.

The composition of the teams may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2007:

Mr. Alkire managed six registered investment companies with a total of approximately $1.2 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 14 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $3.9 billion in assets.  Of these other accounts, one account with a total of approximately $679.1 million in assets had performance based fees.

Mr. Sugio managed four registered investment companies with a total of approximately $1.3 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $1.2  billion in assets; and 22 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $6.4 billion in assets.  Of these other accounts, one account with a total of approximately $679.1 million in assets had performance based fees.

Mr. Cheng managed nine registered investment companies with a total of approximately $12 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $9.5 billion in assets.  Of these other accounts, one account with a total of approximately $1.1 billion in assets had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus;

• Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.

Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of  December 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Asia-Pacific Fund, Inc.*

			TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
July	62,344	$21.61	62,344	Unlimited
August	184,021	$19.78	184,021	Unlimited
September	162,561	$21.33	162,561	Unlimited
October	181,100	$23.20	181,100	Unlimited
November	188,382	$22.57	188,382	Unlimited
December	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 1/23/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Asia-Pacific Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 15, 2008